SHP ETF Trust N CSRS

EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SHP ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SHP ETF Trust for the period ended November 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of SHP ETF Trust for the stated period.

/s/ Garrett Paolella	/s/ Josh Hunter
Garrett Paolella President/Principal Executive Officer	Josh Hunter Treasurer/Principal Financial Officer
Dated: February 1, 2022	Dated: February 1, 2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SHP ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.